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  THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER
  THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE
       SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT
  OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (A) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS
    SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (B) IN THE OPINION OF
      COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT OR SUCH
                     APPLICABLE STATE SECURITIES LAWS IS NOT
       REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

         This Common Stock Purchase Warrant is issued this 3rd day of April, 1997, by Transmedia Europe, Inc., a Delaware corporation (the "Company"), to Mr J V Vittoria ("Holder").

                              W I T N E S S E T H:


                  1. Issuance of Warrant; Term. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder, subject to the provisions hereinafter set forth, the right to purchase 125,000 shares of the Company's Common Stock, $.00001 par value per share (the "Common Stock"), (this "Warrant"). The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares". This Warrant shall be exercisable at any time after the date hereof and on or before 5:00 p.m. on the 2nd day of April, 2002. The number of Shares issuable upon exercise of this Warrant shall be subject to adjustment as hereinafter set forth.


                  2. Exercise Price. The exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $1.25, subject to adjustment as hereinafter set forth (hereinafter referred to as the "Exercise Price").

                  3. Exercise.

                           (a) This Warrant may be exercised by the Holder (but
only on the conditions hereinafter set forth) in whole or in part, upon delivery of written notice to the Company, specifying the number of Shares which the Holder has elected to purchase, at the following address: 11 St. James's Square, London SW1Y 4LB, England, Attention: President, or such other address as the Company shall designate in written notice to the Holder hereof, together with this Warrant and payment (in the manner described in Section 3(b) below) for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable execute and deliver to
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the Holder a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

                           (b) Payment for the Shares to be purchased upon
exercise of this Warrant shall be made by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares to be purchased.

                           (c) If on any exercise of this Warrant the Holder
would be entitled to acquire a fraction of a share of Common Stock, in lieu of such fraction of a share, the Holder of this Warrant otherwise entitled to a fraction of such share of Common Stock shall receive, upon surrender to the Company of the Warrant held by such Holder, a cash amount for such fraction of a share equal to the product obtained by multiplying (i) such fraction of a share of Common Stock, by (ii) the amount obtained by subtracting the Exercise Price from the average of the bid and asked prices for a share of Common Stock in the over-the-counter market at the close of business on the date of exercise of the Warrant, as reported by the National Association of Securities Dealers Automated Quotation System.

                  4. Covenants and Conditions. The above provisions are subject to the following:

                           (a) Neither this Warrant nor the Shares have been
registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired by Holder for investment purposes and not with a view to distribution or resale and may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement for this Warrant under the Act and such applicable Blue Sky Laws or an opinion of counsel reasonably satisfactory to the Company and its counsel that registration is not required under the Act and under any applicable Blue Sky Laws. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as this Warrant, and the certificates representing such Shares shall bear substantially the following legend:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER

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         HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (A) A
         REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (B) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

Other legends as required by applicable federal and state laws may be placed on this Warrant and such certificates. The Holder and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws. The Holder agrees that the Company may decline to permit a transfer of this Warrant if such transfer would result in this Warrant being held by more than 35 persons, exclusive of "accredited" investors as defined under Regulation D promulgated under the Act, or if such proposed transferee does not meet then applicable qualifications for investors in securities offerings exempt from registration. Furthermore, the unexercised Warrant may be transferred in full (subject to the provisions hereof) but not in part.

                           (b) The Company covenants and agrees that all Shares
which may be issued upon exercise of this Warrant shall, upon issuance and payment therefor in accordance with the terms hereof, be legally and validly issued and outstanding, fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant and all other outstanding Warrants.

                           5. Warrant Holder Not Shareholder. This Warrant does
not confer upon the Holder hereof, as such, any right or privilege whatsoever as a shareholder of the Company until the Holder shall have delivered the notice and tendered payment as required under the provisions of Sections 2 and 3 hereof.

                           6. Anti-Dilution. Wherever this Warrant specifies a
number of Shares or an Exercise Price per share, the specified number of Shares or the specified Exercise Price per share shall be changed to reflect adjustments required by this section. If prior to the expiration or exercise of this Warrant there shall be any change in the capital structure of the Company, the Shares covered by this Warrant and the Exercise Price payable therefor shall be adjusted as follows:

                           (a) If a stock dividend is declared on the Common
Stock, there shall be added to the shares of Common Stock issuable


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under this Warrant the number of shares of Common Stock ("total additional shares") which would have been issuable to the Holder had the Holder been the holder of record only of the number of shares of Common Stock covered by this Warrant but not exercised at the stock dividend record date. Such additional shares resulting from such stock dividend shall be delivered without additional cost, upon the exercise of this Warrant, and, in the event that less than all of the Shares covered by this Warrant are purchased, the number of additional shares to be delivered shall be the same fraction of the total additional shares as the number of shares purchased bears to the total number of shares of Common Stock covered by this Warrant. Any distribution to the holders of the Common Stock of the Company, other than a distribution of cash as a dividend out of surplus or net profits or a distribution by way of granting of rights to subscribe for shares of capital stock of the Company, shall be treated as a stock dividend.

                           (b) If an increase shall be effected in the number of
outstanding shares of Common Stock by reason of a subdivision of such shares, the number of shares which may thereafter be purchased under this Warrant shall be increased by the number of shares that would have been received by the Holder on such subdivision had he been the holder of record only of the number of shares of Common Stock covered by this Warrant at the effective date of the subdivision. In such event, the Exercise Price per share shall be decreased by multiplying the Exercise Price theretofore in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such subdivision and the denominator of which is the number of shares of Common Stock outstanding immediately after the subdivision.

                           (c) If a decrease shall be effected in the number of
outstanding shares of Common Stock by reason of a combination or reverse stock split, the number of shares which may thereafter be purchased under this Warrant shall be changed to the number of shares which would have been held by the Holder after said combination or reverse stock split had he been the holder only of the number of shares of Common Stock covered by this Warrant at the effective date of the combination or reverse stock split. In such event, the Exercise Price per share shall be increased by multiplying the Exercise Price theretofore in effect by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to the combination or reverse stock split and the denominator of which is the number of shares of Common Stock outstanding immediately after the combination or reverse stock split.

                           (d) If there is any capital reorganization or
reclassification of the capital stock of the Company, or any consolidation or merger of the Company with any other corporation


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or corporations, or any sale or distribution of all or substantially all of the
Company's property and assets, adequate provision shall be made by the Company so that there shall remain and be substituted under this Warrant the stock, securities, or assets that would have been issuable or payable in respect of or in exchange for the shares of Common Stock then remaining under this Warrant and not theretofore purchased and issued hereunder, as if the Holder had been the owner of such shares on the applicable record date. Until the expiration or exercise of this Warrant, any shares of stock so substituted under this Warrant shall be subject to adjustment as provided in this Section 6 in the same manner and to the same effect as the shares of Common Stock covered by this Warrant.

                           7. Registration Rights. The Company covenants and
agrees as follows:

                           (a) Rights in Connection with a Public Offering by
the Company. At any time the Company intends to make a public offering of its securities under any form of registration statement suitable for secondary offerings, the Company shall so notify the Holder hereof in writing, no less than 30 days before the intended filing of such registration statement, and shall permit the Holder to include any or all of his Shares in such offering (limited only by the provisions of paragraph (d) of this Section 7), provided the Holder notifies the Company in writing within 15 days of the date of such notice of his desire to be included in such offering. Thereafter, the Company shall use its best efforts to (i) file with all due promptness and endeavor to make effective, as soon as reasonably practicable, a registration statement under the Act covering any and all shares proposed (the number being limited only by the provisions of paragraph (d) of this Section 7) to be sold or otherwise disposed of by the Holder; (ii) qualify such shares under the Blue Sky laws of the jurisdiction(s) in which the offers and sales or other dispositions are proposed to be made; (iii) qualify such shares under the rules of any appropriate self-regulatory organization or stock exchange; (iv) maintain the effectiveness of the registration statement for a reasonable period of time but in no event to exceed 30 days and from time to time (within any such period of effectiveness) advise any Holder whose securities are being registered of any stop order or any event or development requiring amendment of the registration statement and prospectus or rendering it inadvisable to use the prospectus until it is supplemented or amended; and (v) with reasonable promptness prevent the issuance or cause to be removed any stop order, and amend or supplement the registration statement and prospectus used in connection therewith to the extent necessary or appropriate in order to comply with the Act. Notwithstanding anything else to the contrary contained herein, once the Holder has been afforded the right to have all of its Shares registered under the Act and has elected to have some or


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all of its Shares so registered this Section 7 shall be of no further force or effect if all of such request has been effected.

                           (b) Expenses. All expenses (including, but not
limited to, all registration fees paid to the Securities and Exchange Commission, fees and expenses of accountants, fees and expenses of counsel, printing and engraving expenses, transfer agent fees, escrow fees, N.A.S.D. registration or exchange listing fees, but not including underwriting discounts and commissions relating to Shares of any holder being offered thereby and fees and expenses of any special counsel of any selling shareholder) of any registration(s) made pursuant to paragraph (a) hereof shall be borne and paid by the Company. Underwriting discounts and commissions shall be borne pro rata by any selling shareholder in proportion to the number of shares being offered by such selling shareholder.

                           (c) Indemnification. The Company shall indemnify and
hold harmless the Holder, and any officer, director, partner or controlling person of each, against any claim, liability, loss, damage, cost or expense (including attorneys' fees) arising out of any violation of federal or state securities laws or any alleged material misstatement or omission in any registration statement filed pursuant to paragraph (a) hereof, or in documents incorporated therein by reference, unless such misstatement or omission is contained in, or relates to, information furnished or to have been furnished by the Holder, provided the Company receives prompt written notice of any claim of any such misstatement or omission and is afforded a reasonable opportunity, if it so elects, to participate in or control the defense of such claim.

                           (d) Underwriting. If any registration is intended to
be an underwritten public offering, the Company shall so advise the Holder as a part of the written notice given pursuant to paragraph (a) hereof. In such event, the right of the Holder to registration, pursuant to paragraph (a) hereof, shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Company Common Stock in the underwriting to the extent provided herein. The Holder proposing to distribute its securities through such underwriting shall (together with the Company and any other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters or representative thereof, selected for such underwriting by the Company (hereinafter the "Underwriter"). Notwithstanding any other provision of paragraph (a), if the Underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Underwriter may exclude some of the Holder's shares of stock from such registration and underwriting, provided that shares of stock


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proposed to be sold by stockholders other than the Holder are first excluded and provided further that in any joint primary or secondary offering, no less than one-third (1/3) of the aggregate number of shares offered thereby are offered by the Holder (or such lesser fraction as will include all of the shares which the Holder then desire to so offer). The number of shares of stock that may be included in the registration and underwriting shall be allocated to each Holder proposing to sell, in proportion, as nearly as practicable, to the number of shares of capital stock of the Company held by such Holder at the time of filing of the registration statement. If any such Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the Underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                           (e) Assignment of Registration Rights. The rights to
cause to register securities granted the Holder under paragraph (a) may be assigned to a transferee or assignee, provided that the Company shall be notified of any such transfer within thirty (30) days of the date such transaction is effected, and provided further that: (i) such assignee or transferee agrees to be bound by the terms of this Plan; and (ii) such assignee or transferee is unable to publicly transfer such stock without registration.

                           8. Notices. All notices, requests, demands and other
communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, given by prepaid telegram or mailed first class, postage prepaid, registered or certified mail as follows:

If to the Company:                           Transmedia Europe, Inc.
                                             11 St. James's Square
                                             London SW1Y 4LB
                                             England
                                             Attention: Edward J. Guinan, III

If to Holder:                                Mr J V Vittoria
                                             1616 Ocean Boulevard
                                             Palm Beach
                                             Florida 33480


                           9. Governing Law. This Warrant shall be construed and
enforced in accordance with the laws of the state of New York.

                           10. Successors, Assigns. This Warrant shall be
binding upon and inure to the benefit of any successor or successors of the Company, and shall inure to the benefit of and shall be


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enforceable by the Holder and the Holder's legal representatives, successors, heirs and permitted assigns.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered by its duly authorized officer as of the date first above written.


                                                 TRANSMEDIA EUROPE, INC.



                                                 By: /s/ Paul L Harrison
                                                 -------------------------------
                                                 Paul L Harrison
                                                 COO, Director


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